LEGG MASON PARTNERS INSTITUTIONAL TRUST
WESTERN ASSET INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
INSTITUTIONAL SHARES

SUPPLEMENT DATED MARCH 22, 2010
TO THE SUMMARY PROSPECTUS

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated September 28, 2009, as amended on November 23, 2009 and as may be amended or further supplemented, the fund’s statement of additional information, dated September 28, 2009, as supplemented on March 12, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated May 31, 2009, are incorporated by reference into this Summary Prospectus.

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